Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events

Note 9—Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Jet Token, Inc. [Member]
Subsequent Events

NOTE 8 – SUBSEQUENT EVENTS

Subsequent to December 31, 2022, the Company issued an additional approximately 2 million shares of non-voting common stock at a price of $0.75 per share under the Regulation A, Tier 2 offering discussed in Note 5 for gross proceeds of approximately $1.5 million.

Subsequent to December 31, 2022, the Company granted a total of 2,000,000 stock options to purchase non-voting common stock to various employees and consultants. The options are exercisable at $0.75 per share, have 10 year lives, and vest in monthly tranches over a three-year period.

Subsequent to December 31, 2022, the Company formed a 50/50 joint venture subsidiary with Great Western Air LLC dba Cirrus Aviation Services, 380 Software LLC, a Nevada limited liability company. To date, there have been no operations or financial activity.

The Company has evaluated subsequent events that occurred after December 31, 2022 through February 23, 2023, the date of these consolidated financial statements were available to be issued, and noted no additional events requiring recognition for disclosure.